                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MAY 14, 2001



                           HEALTHCARE.COM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               GEORGIA                     0-27056              58-2112366

    State or other jurisdiction of      (Commission         (I.R.S. Employer
    ncorporation or organization)       File Number)      Identification Number)



             1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA       30067
--------------------------------------------------------------------------------
               (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (770) 423-8450



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On May 14, 2001, Healthcare.com Corporation (the "Company") issued a press release announcing that it had entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of May 14, 2000, pursuant to which the Company will merge with a wholly-owned subsidiary of XCare.net, Inc. A copy of the Merger Agreement is attached as Exhibit 2.1 and a copy of the press release is attached as Exhibit 99.1. The exhibits to the Merger Agreement are attached as Exhibits 99.2 through 99.6.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


         Exhibit
         Number            Description
         ------            -----------


          2.1 Agreement and Plan of Merger and Reorganization, dated as of May 14, 2001, by and among XCare.net, Inc., Orbit Acquisition Corp. and Healthcare.com
                           Corporation.

         99.1              Press Release issued on May 14, 2001.

         99.2              Form of Parent Voting Agreement
                           (Exhibit A to the Merger Agreement)

         99.3              Form of Company Voting Agreement
                           (Exhibit B to the Merger Agreement)

         99.4              Form of Company Affiliate Agreement
                           (Exhibit C to the Merger Agreement)

         99.5              Form of Robert Murrie Employment
                           Agreement (Exhibit D to the Merger Agreement)

         99.6              Form of Executive Severance Agreement
                           (Exhibit E to the Merger Agreement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Healthcare.com Corporation



                                By:      /s/ Joseph A. Blankenship
                                         --------------------------------------
                                         Joseph A. Blankenship
                                         Senior Vice President - Finance,
                                         Chief Financial Officer,
                                         Treasurer and Assistant Secretary

Date:    May 17, 2001

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

          2.1 Agreement and Plan of Merger and Reorganization, dated as of May 14, 2001, by and among XCare.net, Inc., Orbit Acquisition Corp. and Healthcare.com
                           Corporation.

         99.1              Press Release issued on May 14, 2001.

         99.2              Form of Parent Voting Agreement
                           (Exhibit A to the Merger Agreement)

         99.3              Form of Company Voting Agreement
                           (Exhibit B to the Merger Agreement)

         99.4              Form of Company Affiliate Agreement
                           (Exhibit C to the Merger Agreement)

         99.5              Form of Robert Murrie Employment
                           Agreement (Exhibit D to the Merger Agreement)

         99.6              Form of Executive Severance Agreement
                           (Exhibit E to the Merger Agreement)